(PP Logo)

                                   Wisconsin
                                   Tax-Exempt
                                   Portfolio

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 1997

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO

             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 JUNE 30, 1997

                                                                 August 25, 1997

Dear Shareholder:

  We are pleased to report the semiannual report to shareholders of the Wisconsin Tax-Exempt Portfolio. The assets of the portfolio continued to increase from approximately $25,800,000 at December 31, 1996 to $27,870,000 as of June 30, 1997. The overall long term assets of the fund family grew from $255,800,000 to $290,000,000. The Wisconsin Tax-Exempt Portfolio continued to capture the largest percentage asset growth of any of the double tax-free funds in the state.

  During the first six months of 1997, we witnessed a strong stock market, with the major indices continuing to break through new record highs. We can best describe the bond market as lackluster in comparison. While we discuss double digit returns in every stock fund that we offer, the average of General Municipal Bond Fund as measured by Lipper Analytical increased only 2.71%.

  We are proud of our growth in this fund, because of the soft demand by investors for municipal securities. We still see a stable environment in municipal bond market and interest rates generally. The following pages discuss more in depth the factors that contributed or detracted from the performance.

                                         Sincerely,

                                         /s/ Robert J. Tuszynski

                                         Robert J. Tuszynski
                                         President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

                       MANAGEMENT DISCUSSION AND ANALYSIS

  As often happened in 1996, the center of conversation for the first six months of 1997 was whether the economy could continue to grow without any increased inflation. As a result, much of the first quarter reflected the affect an increase in the Fed Funds rate had on yields and prices of fixed income securities. The increase appeared in March when the Federal Reserve Board moved the target Fed Funds rate from 5.25% to 5.50%. Since that time, the rate has remained unchanged. The spillover on the general bond market and more specifically on municipal bond markets caused only a moderate increase in yields and decline in prices.

  The Wisconsin Tax-Exempt Portfolio's net asset value total return for the six months ended June 30, 1997 was 3.15% compared to the Lipper General Municipal Bond Fund Average of 2.71%. The comparative net asset value total returns for the twelve month period ended June 30, 1997 were 7.87% and 7.81%, respectively.

  During the first quarter, due to the move by the Federal Reserve, interest rates rose and therefore the performance of the Wisconsin Tax-Exempt Portfolio was (0.41%) as compared with the average municipal bond fund return of (0.59%). The portfolio manager increased the portfolio's sector weighting in Wisconsin securities with the purchase of $2,200,000 of the Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Bonds. MBIA insurance has backed the bonds and therefore the bond carries an AAA rating from Standard and Poors. To balance the portfolio, the manager eliminated eight housing agency positions. The security sales coupled with new cash flows paid for the security. This move put the percentage of Wisconsin securities to more than 50% and reduced the pricing expense of the portfolio as well.

  The second quarter enjoyed a rally, as interest rates stabilized and demand for municipal securities increased slightly. The total return for the second quarter of the Portfolio was 3.55%. This compared favorably to the Lipper General Municipal Bond Fund average return of 3.41%. The portfolio manager added another AAA rated MBIA preinsured Wisconsin issue to bring the total invested in Wisconsin issues to 53.6% at June 30, 1997.

  The outlook for the remainder of the year is that there does not appear to be significant movement in the municipal bond market. Therefore, yields may remain relatively constant. The portfolio manager intends to possibly increase the portfolio's ownership of securities issued by municipalities in Wisconsin during the last half of the year.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                              FINANCIAL HIGHLIGHTS

  The following presents information relating to a share of capital stock of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio outstanding for the following period presented, which should be read in conjunction with the financial statements and related notes:

                                                   WISCONSIN
                                             TAX-EXEMPT PORTFOLIO
                                -----------------------------------------------
                                                                       For the
                                                                   period from
                                  For the six       For the      June 13, 1994
                                 months ended   years ended      (commencement
                                June 30, 1997  December 31,  of operations) to
                                  (Unaudited) 1996     1995  December 31, 1994
                               -------------- ----     ----  -----------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $9.87   $10.05      $9.10        $10.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               .25      .49        .50           .25
  Net realized and unrealized gains
    (losses) on investments           .06    (.18)        .95         (.90)
                                  -------  -------    -------       -------
  TOTAL FROM INVESTMENT
    OPERATIONS                        .31      .31       1.45         (.65)
                                  -------  -------    -------       -------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income               (.25)    (.49)      (.50)         (.25)
                                  -------  -------    -------       -------
  TOTAL DISTRIBUTIONS               (.25)    (.49)      (.50)         (.25)
                                  -------  -------    -------       -------
NET ASSET VALUE, END OF PERIOD    $  9.93  $  9.87     $10.05       $  9.10
                                  =======  =======    =======       =======
TOTAL RETURN **<F2>                  3.2%     3.3%      16.3%        (6.5)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)           $27,872  $25,750    $18,986        $8,116
Ratio of expenses to average
  net assets                       0.5%*+    0.5%+      0.4%+        0.2%*+
                                    <F1><F3>   <F3>       <F3>       <F1><F3>
Ratio of net investment income
  to average net assets            5.0%*+    4.9%+      5.0%+        4.4%*+
                                    <F1><F3>   <F3>       <F3>       <F1><F3>
Portfolio turnover rate             11.6%    16.0%       9.7%         23.4%

*<F1>  Annualized.
**<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
+<F3> Reflects a voluntary reimbursement of fund expenses of 0.6% in 1997, 0.6% in 1996, 0.8% in 1995 and 1.4% in 1994, respectively.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                                 BALANCE SHEET
                           JUNE 30, 1997 (UNAUDITED)

                                                          WISCONSIN
                                                    TAX-EXEMPT PORTFOLIO
                                                    ---------------------
ASSETS:
Investments:
  Cost basis of investments                                $26,660,237
                                                           ===========
  Long-term investments in securities                      $26,751,509
  Short-term investments                                       572,000
                                                           -----------
     Total investments (See Schedule of Investments)        27,323,509
Cash                                                               478
Receivables:
  Capital shares sold                                          230,125
  Interest                                                     383,596
                                                           -----------
     Total receivables                                         613,721
Other assets                                                     5,723
                                                           -----------
     Total assets                                          $27,943,431
                                                           ===========
LIABILITIES:
Payables:
  Distributions to shareholders                                $34,862
  Expenses                                                      36,886
                                                           -----------
     Total liabilities                                          71,748
                                                           -----------
NET ASSETS:
Capital stock                                               27,191,687
Undistributed net investment income                              5,267
Undistributed net realized gains (losses) on investments        11,457
Net unrealized appreciation on investments                     663,272
                                                           -----------
     Total net assets                                       27,871,683
                                                           -----------
     Total liabilities and net assets                      $27,943,431
                                                           ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                   $9.93
                                                                ======
MAXIMUM OFFERING PRICE PER SHARE                                $10.18
                                                                ======

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                          WISCONSIN
                                                    TAX-EXEMPT PORTFOLIO
                                                   ----------------------
INVESTMENT INCOME:
Interest                                                      $727,779
Market discount recognized at sale                               3,190
                                                              --------
     Total investment income                                   730,969
                                                              --------
EXPENSES:
Investment advisory fees                                        65,276
Custodian fees                                                   6,018
Transfer agent fees                                             13,496
Broker service fees                                             33,114
Professional fees                                               19,499
Registration                                                     1,452
Communication                                                    2,016
Director fees                                                    2,873
Pricing of investments                                           2,700
Deferred organization expense                                    1,289
Other                                                              639
                                                              --------
     Total expenses                                            148,372
Less expenses absorbed by advisor                             (83,200)
                                                              --------
     Net expenses                                               65,172
                                                              --------
NET INVESTMENT INCOME                                          665,797
                                                              --------
NET REALIZED GAINS ON INVESTMENTS                               14,633
CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS FOR THE YEAR                                     143,846
                                                              --------
     Net gain on investments                                   158,479
                                                              --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $824,276
                                                              ========

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                          WISCONSIN
                                                    TAX-EXEMPT PORTFOLIO
                                                    --------------------
OPERATIONS:
Net investment income                                         $665,797
Net realized gains on investments                               14,633
Change in unrealized appreciation
  on investments for the year                                  143,846
                                                           -----------
     Net increase in net assets resulting from operations      824,276
                                                           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.246 per share)                     (657,700)
                                                           -----------
     Total distributions                                     (657,700)
                                                           -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                  3,121,101
Net asset value of shares issued in distributions              452,352
Cost of shares redeemed                                    (1,617,944)
                                                           -----------
     Net increase in net assets from
       capital share transactions                            1,955,509
                                                           -----------
     Total increase                                          2,122,085

NET ASSETS:
Balance at beginning of period                              25,749,598
                                                           -----------
Balance at end of period                                   $27,871,683
                                                           ===========

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          WISCONSIN
                                                    TAX-EXEMPT PORTFOLIO
                                                    ---------------------
OPERATIONS:
Net investment income                                       $1,123,311
Net realized gains on investments                               55,980
Change in unrealized appreciation on
  investments for the year                                   (322,111)
                                                           -----------
     Net increase in net assets
       resulting from operations                               857,180
                                                           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.49 per share)                    (1,124,700)
Distributions in excess of net investment
  income ($0.0014 per share)                                   (3,642)
                                                           -----------
     Total distributions                                   (1,128,342)
                                                           -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                  8,406,005
Net asset value of shares issued in distributions              781,624
Cost of shares redeemed                                    (2,153,115)
                                                           -----------
     Net increase in net assets from
       capital share transactions                            7,034,514
                                                           -----------
     Total increase                                          6,763,352
NET ASSETS:
Balance at beginning of year                                18,986,246
                                                           -----------
Balance at end of year                                     $25,749,598
                                                           ===========

  The accompanying notes to financial statements are an integral part of this statement.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                         WISCONSIN TAX-EXEMPT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

  Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio and the Select Value Portfolio. This report presents information only for the Wisconsin Tax-Exempt Portfolio (the "Portfolio"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

  The following is a summary of the significant accounting policies of the Fund.

 (a)  Long-Term Securities
      The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When, in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service in accordance with procedures approved by the Fund's Board of Directors. Among other factors, these procedures include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

      Investment transactions are recorded on the trade date.

      Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

 (b)  Net Realized Gains and Losses and Investment Income
      Net realized gains and losses on securities sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

 (c)  Federal Income Taxes
      Provision has not been made for Federal income taxes, because the Portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1996, the Portfolio had Federal income tax capital loss carryforwards of $3,176 expiring in 2003. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

      Distributions in excess of net investment income in the Wisconsin Tax-Exempt Portfolio of $3,642 for the year ended December 31, 1996, are the result of different accounting treatment of market discount on investments for book and tax purposes. This distribution does not represent a return of capital for tax purposes.

 (d)  Expenses
      Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

 (e)  Distributions to Shareholders
      Dividends to shareholders are recorded on the ex-dividend date.

 (f)  Deferred Organization Costs
      Costs incurred with the organization, initial registration and public offering of shares aggregating $13,000 for the Portfolio have been paid by the Fund and are being amortized over a five year period.

 (g)  Use of Estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES-

  On January 31, 1996 the Fund's Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("Ziegler") (with whom certain officers and directors of the Fund are affiliated), was assigned to Ziegler Asset Management, Inc. ("ZAMI"). Both Ziegler and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc., therefore the assignment did not constitute a change in control. Under the Agreement, the Portfolio pays ZAMI a monthly fee based upon the average daily net assets of the Portfolio at the rate of .50% of the first $250,000,000 of the Portfolio's average daily net assets, reducing to .40% of the Portfolio's average daily net assets in excess of $250,000,000.

  For the period ended June 30, 1997, ZAMI voluntarily reimbursed expenses to the Portfolio totaling $83,201. ZAMI is not obligated to continue the voluntary reimbursement in the future.

  On May 17, 1991, the Fund's shareholders approved a Distribution Agreement under Rule 12b-1. According to this agreement the Fund pays a distribution fee of up to 0.25% to Ziegler, as the distributor, which is passed through to the broker/dealer as a service fee. This fee is calculated on the average daily net assets and is shown as broker service fees in the Statement of Operations.

  Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to serve as depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Servicing Agreement with the Fund to provide Transfer Agent Services. In addition, the Portfolio pays Ziegler commissions on sales of Portfolio shares and 12b-1 distribution fees. The transfer agent fees, commissions, accounting and pricing fees, depository and 12b-1 fees paid to Ziegler by the Portfolio for the period ended June 30, 1997 were as follows:

                                              ACCOUNTING
                TRANSFER      COMMISSIONS     AND PRICING DEPOSITORY
               AGENT FEES ON PORTFOLIO SHARES    FEES        FEES    12B-1 FEES
               ---------- ------------------- ----------- ---------- ----------
Wisconsin
Tax-Exempt
Portfolio      $11,853          $34,067          $9,500       $5,403   $20,202

3.   INVESTMENT TRANSACTIONS --

  Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1997, consisted of purchases of $4,267,205 and $3,013,139 in proceeds from the sale of securities.

  Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1997, included:

                                                       WISCONSIN
                                                       TAX-EXEMPT
                                                      ------------
  Gross unrealized appreciation                        $ 670,063
  Gross unrealized (depreciation)                        (6,791)
                                                       ---------
       Net unrealized appreciation                     $ 663,272
                                                       =========

  The tax basis cost of investments at June 30, 1997 was $26,088,237.

4.   LINE OF CREDIT --

  The Fund has an available line of credit of $3,000,000. However, each portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

 (a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into eight separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first seven portfolios and 400,000,000 in the Cash Reserve Portfolio. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 250,000,000 authorized shares of common stock of the Fund may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b) Capital share activity during the year ended December 31, 1996 and period ended June 30, 1997, were as follows:

                                                       WISCONSIN
                                                       TAX-EXEMPT
                                                      -----------
      SHARES OUTSTANDING AT DECEMBER 31, 1995          1,888,903
                                                       =========
      Shares issued                                      860,313
      Shares issued in distributions                      79,825
      Shares redeemed                                  (219,263)
                                                       ---------
      SHARES OUTSTANDING AT DECEMBER 31, 1996          2,609,778
                                                       =========
      Shares issued                                      317,299
      Shares issued in distributions                      46,009
      Shares redeemed                                  (165,282)
                                                       ---------
      SHARES OUTSTANDING AT JUNE 30, 1997              2,807,805
                                                       =========

 (c) Maximum offering price per share is computed based on a maximum sales charge of 2.5% of the offering price or 2.56% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 97.5.

                                              PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                                                   WISCONSIN TAX-EXEMPT PORTFOLIO
                                                      SCHEDULE OF INVESTMENTS
                                                     JUNE 30, 1997 (UNAUDITED)

  Principal                                                                                 S&P   Moody's
     Amount     Description                                                              Rating    Rating               Value
  ---------     -----------                                                              ------   -------               -----

LONG-TERM TAX-EXEMPT SECURITIES -- 96.0%

GEORGIA -- 2.1%
   $325,000     Atlanta, Georgia, New Public Housing Authority, 5.00%,                      AAA       Aaa            $331,975
                due 05-01-2007

    250,000     Newnan, Georgia, New Public Housing Authority, 5.00%,                       AAA       Aaa             251,562
                due 04-01-2012

GUAM -- 4.5%
    650,000     Guam Government Limited Obligation Highway Bonds, Series A,                 AAA       Aaa             692,250
                6.30%, due 05-01-2012

    515,000     Guam Power Authority Revenue Bonds, Series A, 6.375%,                       AAA       Aaa             554,269
                due 10-01-2008

ILLINOIS -- 1.8%
    200,000     Cook County, Illinois, New Public Housing Authority, 5.25%,                 AAA       Aaa             201,750
                due 04-01-2010

    300,000     Peoria, Illinois, New Public Housing Authority, 5.00%, due 06-01-2012       AAA       Aaa             292,875

MASSACHUSETTS -- 3.7%
    600,000     Massachusetts State Housing Finance Agency, Multi-Family Housing            AAA        A1             693,750
                Bonds, First Issue, 1979 Series A, 7.00%, due 04-01-2021

    315,000     Worcester, Massachusetts, New Public Housing Authority, 5.25%,              AAA       Aaa             325,631
                due 08-01-2006

NEVADA -- 0.9%
    255,000     Las Vegas, Nevada, New Public Housing Authority, 5.00%,                     AAA       Aaa             249,669
                due 01-01-2012

NEW JERSEY -- 2.4%
    250,000     Newark, New Jersey, New Public Housing Authority, 4.50%,                    AAA       Aaa             244,063
                due 04-01-2008

    435,000     Newark, New Jersey, New Public Housing Authority, 5.25%,                    AAA       Aaa             438,806
                due 04-01-2009

NEW YORK -- 2.1%
    200,000     New York, New York, New Public Housing Authority, 5.00%,                    AAA       Aaa             193,250
                due 01-01-2012

    200,000     New York, New York, New Public Housing Authority, 5.375%,                   AAA       Aaa             202,750
                due 01-01-2012

    200,000     New York, New York, New Public Housing Authority, 5.125%,                   AAA       Aaa             201,750
                due 01-01-2008

NORTH CAROLINA -- 2.0%
    165,000     Durham, North Carolina, New Public Housing Authority, 5.25%,                AAA       Aaa             167,681
                due 12-01-2009

    400,000     Durham, North Carolina, New Public Housing Authority, 5.00%,                AAA       Aaa             390,500
                due 02-01-2012

NORTH DAKOTA -- 1.4%
    200,000     Burleigh County, North Dakota, New Public Housing Authority,                AAA       Aaa             195,750
                4.875%, due 01-01-2009

    185,000     Burleigh County, North Dakota, New Public Housing Authority,                AAA       Aaa             183,150
                4.875%, due 01-01-2010

OHIO -- 4.4%
    500,000     Youngstown, Ohio, New Public Housing Authority, 5.00%,                      AAA       Aaa             493,750
                due 05-01-2011

    250,000     Youngstown, Ohio, New Public Housing Authority, 4.875%,                     AAA       Aaa             247,500
                due 05-01-2009

    200,000     Youngstown, Ohio, New Public Housing Authority, 4.875%,                     AAA       Aaa             194,250
                due 05-01-2010

    300,000     Youngstown, Ohio, New Public Housing Authority, 5.00%,                      AAA       Aaa             301,875
                due 05-01-2012

PENNSYLVANIA -- 0.7%
    200,000     Clinton County, Pennsylvania, New Public Housing Authority,                 AAA       Aaa             204,220
                5.25%, due 11-01-2007

PUERTO RICO -- 12.8%
    200,000     University of Puerto Rico University Revenue Bonds, Series M,               AAA       Aaa             193,500
                5.25%, due 06-01-2025

    100,000     Puerto Rico Commonwealth Highway & Transportation Authority,                  A      Baa1             110,625
                6.625%, due 07-01-2012

    350,000     Puerto Rico Commonwealth Highway & Transportation Authority,                  A       Aaa             388,500
                Highway Revenue Unrefunded Balance, Series T, 6.625%,
                due 07-01-2018

    500,000     Puerto Rico Commonwealth Highway & Transportation Authority,                  A      Baa1             484,375
                Revenue Bonds, Series Y, 5.50%, due 07-01-2026

    325,000     Puerto Rico Commonwealth, Refunding Bonds, Series A, 6.00%,                   A      Baa1             333,125
                due 07-01-2014

    350,000     Puerto Rico Commonwealth, General Obligation Bonds, 6.00%,                    A      Baal             354,813
                due 07-01-2022

    180,000     Puerto Rico Commonwealth Electric &Power Authority, Series R,               AAA       Aaa             188,775
                6.25%, due 07-01-2017

    200,000     Puerto Rico Municipal Finance Agency, 1997 Series A Bonds,                  AAA       Aaa             199,250
                5.50%, due 07-01-2017

    800,000     Puerto Rico Public Buildings Authority, Guaranteed Public                     A      Baa1             803,000
                Education &Health Facilities, Refunding Series M, 5.75%,
                due 07-01-2015

    150,000     Puerto Rico Telephone Authority, Series L, 5.75%, due 01-01-2011             A+        A2             152,437


    350,000     Puerto Rico Telephone Authority, Series L, 6.125%, due 01-01-2022            A+        A2             357,000

SOUTH CAROLINA -- 0.7%
    200,000     Marion, South Carolina, New Public Housing Authority, 4.875%,               AAA       Aaa             202,000
                due 09-01-2010

TENNESSEE -- 0.7%
    190,000     Nashville, Tennessee, New Public Housing Authority, 5.00%,                  AAA       Aaa             186,675
                due 08-01-2010

TEXAS -- 4.3%
    300,000     El Paso, Texas, New Public Housing Authority, 5.00%,                        AAA       Aaa             305,250
                due 07-01-2005

    160,000     Galveston, Texas, New Public Housing Authority, 5.25%,                      AAA       Aaa             163,483
                due 10-01-2008

    180,000     Sherman, Texas, New Public Housing Authority, 5.25%,                        AAA       Aaa             182,700
                due 07-01-2009

    200,000     Waco, Texas, New Public Housing Authority, 4.875%,                          AAA       Aaa             194,500
                due 12-01-2012

    340,000     Waco, Texas, New Public Housing Authority, 4.875%,                          AAA       Aaa             339,575
                due 12-01-2009

WISCONSIN -- 51.5%
    150,000     Housing Authority of the City of Green Bay, Wisconsin, Student               NR        NR             151,688
                Housing Refunding Revenue Bonds, Series 1997, (University Village
                Housing, Inc.), 6.00%, due 04-01-2017

    500,000     Community Development Authority of the Village of Little Chute,              NR        NR             503,125
                Wisconsin, Community Development Lease Revenue
                Bonds, 5.625%, due 03-01-2019

    300,000     Community Development Authority of the City of Madison,                      NR        NR             301,500
                Wisconsin, Multifamily Housing Revenue Bonds, Series 1995,
                (Dempsey Manor Project), 6.65%, due 10-01-2025

    275,000     Community Development Authority of the City of Madison, Wisconsin,           NR        NR             281,530
                Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

  1,000,000     Madison, Wisconsin, Community Development Authority, Lease                   NR       Aa2           1,057,500
                Revenue Bonds, Monona Terrace Community &Convention Center
                Project, 6.10%, due 03-01-2010

    500,000     Community Development Authority of the City of Madison, Wisconsin,           NR        NR             526,875
                Redevelopment Revenue Bonds, Series 1995, (Meriter Retirement
                Services, Inc.), 6.125%, due 12-01-2019

    500,000     Redevelopment Authority of the City of Milwaukee, Wisconsin,                 NR        A1             518,750
                Development Revenue Bonds, (Goodwill Industries of Southeastern
                Wisconsin Project), 6.35%, due 10-01-2009

  1,000,000     Housing Authority of the City of Oak Creek, Wisconsin, Multifamily           NR        NR           1,035,000
                Housing Refunding Revenue Bonds,Series 1994A, (Country Oaks II
                Project), 6.30%, due 08-01-2028

     75,000     Housing Authority of the City of Oak Creek, Wisconsin, Multifamily          AAA        NR              73,313
                Housing Refunding Revenue Bonds, Series 1993, (Wood Creek Project),
                5.625%, due 07-20-2029

  2,260,000     Southeast Wisconsin Professional Baseball Park District Sales Tax           AAA       Aaa           2,282,600
                Revenue Bonds, Series 1996, 5.750%, due 12-15-2021

    600,000     Redevelopment Authority of the Village of Slinger, Wisconsin,                NR        NR             611,250
                Redevelopment Lease Revenue Bonds, Series 1995-A, 6.25%,
                due 09-01-2017

    100,000     Redevelopment Authority of the City of Superior, Wisconsin, Revenue          NR       Aa2             102,750
                Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.80%,
                due 05-01-2010

    155,000     Redevelopment Authority of the City of Superior, Wisconsin, Revenue          NR       Aa2             159,650
                Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.60%,
                due 05-01-2007

    150,000     Redevelopment Authority of the City of Superior, Wisconsin, Revenue          NR       Aa2             154,500
                Bonds, Series 1994, (Superior Memorial Hospital, Inc.), 5.65%,
                due 11-01-2008

    600,000     Housing Authority of the City of Superior, Wisconsin, Housing                NR        NR             609,000
                Revenue Refunding Bonds, Series 1996, (GNMA Collateralized-St.
                Francis Home, Inc. Project) 6.15%, due 07-20-2031

    600,000     Community Development Authority of the Village of Sussex,                    NR        NR             609,750
                Wisconsin, Community Development Revenue Bonds, Series 1995,
                6.10%, due 04-01-2015

  3,000,000     Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,                A        NR           2,996,250
                Series 1996B, 5.75%, due 12-15-2027

    485,000     Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded              AAA       Aaa             520,163
                12-01-2017 at Par, Escrowed by U.S. Government Sec., 6.10%,
                due 06-01-2021

  1,000,000     Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,            AAA       Aaa           1,007,500
                Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
                1997, 5.65%, due 10-01-2015

    855,000     Housing Authority of Winnebago County, Wisconsin, Multifamily                NR        NR             858,206
                Housing Refunding Revenue Bonds, (Neenah-Menasha Ecumenical                                       -----------
                Retirement Community, Inc. Project), 5.60%, due 10-01-2020

Total Long-Term Tax-Exempt Securities (Cost $26,088,237)                                                           26,751,509
                                                                                                                  -----------

Total Investments                                                                                                 $27,323,509
                                                                                                                  ===========
SHORT-TERM INVESTMENTS -- 2.1%

MONEY MARKET
$   572,000     Federated Tax-Free Trust                                                                          $   572,000
                                                                                                                  ===========

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, DEPOSITORY, TRANSFER AND DIVIDEND
DISBURSING ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc. Wisconsin Tax-Exempt Portfolio, and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP861-8/97